                                                                   EXHIBIT 10.10
----------------------------------------------------------------------------------------------------------------------
National
Aeronautics and
Space Administration                                     NASA SBIR Contract
----------------------------------------------------------------------------------------------------------------------
1.  DPAS                        2.  PPC                  3.  INITIATING OFFICE                   4.  PAGE
  DO-C9                           HS                       0612                                    1 of  10
----------------------------------------------------------------------------------------------------------------------
5.  CONTRACT NUMBER             6.  EFFECTIVE DATE       7.  PROCUREMENT REQUEST NUMBER          8.  VENDOR CODE
  NAS3-00013                                               133454 (p)
----------------------------------------------------------------------------------------------------------------------
9.  ISSUED BY                   CODE  0612               10.  ADMINISTERED BY                    CODE
                                -------------------------                                        ---------------------
  NASA Glenn Research Center                               Same as Block 9
  Attn:  Procurement, MS 500-319
  21000 Brookpark Road
  Cleveland, OH  44135
                                                         Administrator:
----------------------------------------------------------------------------------------------------------------------
11. PAYMENT OFFICE:               CODE  0222             12.  SUBMIT INVOICES TO:                CODE  0222
                                  -----------------------                                        ---------------------
  NASA Glenn Research Center                               Same as Block 11
  0222/Employee & Commercial Payments Branch
  21000 Brookpark Rd., MS 500-303
  Cleveland, OH  44135
----------------------------------------------------------------------------------------------------------------------
13.  ACCOUNTING AND APPROPRIATION DATA                     14.      CONTRACT TYPE
  253-02-98-00-400-0-0-29-2550-2-                                   Firm-fixed-price
      YON 3194-54                                          -----------------------------------------------------------
  OBLIGATED:$89,000.00                                     15.  INCREMENTAL FUNDING   (Y)
----------------------------------------------------------------------------------------------------------------------
                         SECTION DESCRIPTION              PAGE               SECTION DESCRIPTION               PAGE
              --------------------------------------------------------------------------------------------------------
    TABLE     CONTRACT COVER PAGE                           1    REPORTS OF WORK
              --------------------------------------------------------------------------------------------------------
     OF       FULL TEXT CLAUSES                                  ACCEPTANCE DATA PACKAGE
              --------------------------------------------------------------------------------------------------------
  CONTENTS    CLAUSES INCORPORATED BY REFERENCE                  STATEMENT OF WORK
              --------------------------------------------------------------------------------------------------------
              QUALITY AND RELIABILITY REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------
16.  ITEMS AWARDED UNDER THIS CONTRACT

Small Business Innovative Research (SBIR) Program Phase II Research Project identified in Paragraph 1, page 2.

THIS CONTRACT IS AWARDED UNDER THE NASA MIDRANGE PILOT TEST PROGRAM APPROVED BY THE OFFICE OF FEDERAL PROCUREMENT
POLICY 04/16/93.

----------------------------------------------------------------------------------------------------------------------
                     17.  NAME OF CONTRACTING OFFICER
       UNITED            Timothy C. Pierce
     STATES OF       -------------------------------------------------------------------------------------------------
      AMERICA        17a.  SIGNATURE                                                                  17b.  DATE
                         /s/ Timothy C. Pierce                                                             10/25/99
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                       CONTRACTOR COMPLETE ALL ITEMS BELOW
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
CONTRACTOR NAME AND ADDRESS                                 DISCOUNT TERMS               TOTAL AMOUNT OF WONTRACT
----------------------------------------------------------------------------------------------------------------------
Proton Energy System, Inc.                                                               $599,100.00
                                                            ----------------------------------------------------------
50 Inwood Road                                              NAME AND TITLE OF SIGNER (Type or print)
Rocky Hill, CT 06067                                        ----------------------------------------------------------
                                                              William F. Smith
                                                              Vice President
TIN# 06-1461988                                               Business Development
----------------------------------------------------------------------------------------------------------------------
CONTRACT ADMINISTRATOR (Name and telephone number)          SIGNATURE (Of person authorized to     DATE
William Smith 1-860-571-6533 x 14                           sign) /s/ William F. Smith              October 19,1999
----------------------------------------------------------------------------------------------------------------------
NASA FORM 1668  JUN 94
----------------------------------------------------------------------------------------------------------------------

                         PART A - SBIR PHASE II CONTRACT

FULL-TEXT CLAUSES

1.   SUPPLIES AND/OR SERVICES TO BE FURNISHED

The Contractor shall provide all resources (except as may be expressly stated in this contract as furnished by the Government) necessary to furnish the items below in accordance with the Statement of Work of this contract.

  (1)   SBIR Phase II Research Project Entitled:

     "Zero Gravity PEM Regenerative Fuel Cell Energy Storage System"


2.  FIRM-FIXED PRICE (1852.216-78) (DEC 1988)

    The total firm-fixed price of this contract is $599,110.00


3.  PERIOD OF PERFORMANCE

The period of performance of this contract shall be twenty-four months from effective date of contract.


4.   LIMITATIONS ON RESEARCH AND ANALYTICAL WORK

Not less than 50 percent of the work (total contract price less profit) conducted under this contract shall be performed by the small business concern.


5.   PRINCIPAL INVESTIGATOR LIMITATION

The Principal Investigator/Project Manager (PI/PM) for the contract work is considered to be a key person in accordance with clause 1852.235-71, Key Personnel and Facilities. The terms of 1852.235-71 shall not be construed as excusing the Contractor from timely performance of the work. Substitution of this key individual shall not authorize a change in contract price.


6.   RIGHTS IN PROJECT SUMMARY

The "Project Summary" (program solicitation paragraph 3.3.2) of the Contractor's proposal, but no other portions thereof, shall be treated as delivered data with unlimited rights notwithstanding any other provision of the allocation of rights terms of this contract.


7.   SBIR DATA RIGHTS

In accordance with FAR 52.227-20, Rights in Data - SBIR Program, (NASA Deviation), the Contractor is authorized to affix the following "SBIR Rights Notice" to SBIR data delivered under this contract and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and (f) of the clause, in accordance with such Notice:

               "SBIR Rights Notice (Mar 1994)

These SBIR data are furnished with SBIR rights under Contract No. NAS3-00013. For a period of 4 years after acceptance of all items to be delivered under this contract, the Government agrees to use these data for Government purposes only, and they shall not be disclosed outside the Government (including disclosure for procurement purposes) during such period without permission of the Contractor, except that, subject to the foregoing use and disclosure prohibitions, such data may be disclosed for use by support Contractors. After the aforesaid 4-year period the Government has a royalty-free license to use, and to authorize others to use on its behalf, these data for Government purposes, but is relieved of all disclosure prohibitions and assumes no liability for unauthorized use of these data by third parties. This Notice shall be affixed to any reproductions of these data, in whole or in part."


8.  DELIVERY SCHEDULE

The Contractor shall deliver the items required to be furnished by the contract as follows:

ITEM                                             DELIVERY              SHIPPING
NO.      DESCRIPTION             QUANTITY         DATE                  ADDRESS
1    One KW Capable Test System      1     20 months after date            *
                                           contract award


*SHIP TO:         National Aeronautics and Space Administration
                  21000 Brookpark Road
                  Cleveland, OH  44135


MARK FOR          1. Reports: Distribution instructions as set forth
                              elsewhere in this contract.
                  2.  Material: Accountability Property Officer, MS 28-1
                                Notify: Kenneth Burke, MS 309-1, ext. 8308
                  3.  All shipments shall be clearly marked to indicate:
                                a. Contents:
                                b. Contract Number:  [NAS3 -00013]


9.  MATERIAL INSPECTION AND RECEIVING REPORT (1852.246-72) (JUN 1995)

(a) At the time of each delivery under this contract, the Contractor shall furnish a Material Inspection and Receiving Report (DD Form 250 series) prepared in 6 copies (original and 5 copies).

(b) The Contractor shall prepare the DD Form 250 in accordance with NASA FAR Supplement 1846.672-1. The Contractor shall enclose the copies of the DD Form 250 in the package or seal them in a waterproof envelope which shall be securely attached to the exterior of the package in the most protected location.

(c) When more than one package is involved in a shipment, the Contractor shall list on the DD Form 250, as additional information, the quantity of packages and the package numbers. The

Contractor shall forward the DD Form 250 with the lowest numbered package of the shipment and print the words "CONTAINS DD FORM 250" on the package.


10.  LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (1852.232-77)
  (MAR 1989)

(a) Of the total price of this contract, the sum of $89,000.00 is presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule until the total price of said items is allotted:

                         SCHEDULE FOR ALLOTMENT OF FUNDS

           DATES                                         AMOUNT

------------------------------------------ -------------------------------------
MAY 2000                                   $20,124.00
------------------------------------------ -------------------------------------
JUN 2000                                   $14,168.00
------------------------------------------ -------------------------------------
JUL 2000                                   $14,168.00
------------------------------------------ -------------------------------------
AUG 2000                                   $14,168.00
------------------------------------------ -------------------------------------
SEP 2000                                   $38,220.00
------------------------------------------ -------------------------------------
OCT 2000                                   $34,324.00
------------------------------------------ -------------------------------------
NOV 2000                                   $34,324.00
------------------------------------------ -------------------------------------
DEC 2000                                   $34,324.00
------------------------------------------ -------------------------------------
JAN 2001                                   $45,930.00
------------------------------------------ -------------------------------------
FEB 2001                                   $45,367.00
------------------------------------------ -------------------------------------
MAR 2001                                   $54,502.00
------------------------------------------ -------------------------------------
APR 2001                                   $34,949.00
------------------------------------------ -------------------------------------
MAY 2001                                   $32,246.00
------------------------------------------ -------------------------------------
JUN 2001                                   $30,127.00
------------------------------------------ -------------------------------------
JUL 2001                                   $30,127.00
------------------------------------------ -------------------------------------
AUG 2001                                   $22,490.00
------------------------------------------ -------------------------------------
SEP 2001                                   $10,552.00
------------------------------------------ -------------------------------------


     (b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) above up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and
(g) of that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

(c)(1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until April 30, 2000.

(2) If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause will approximate 75 percent of the total amount then allotted to the contract.

(3)(i) The notice shall state the estimated date when the point referred to in subparagraph (2) above will be reached and the estimated amount of additional funds required to continue performance to the date specified in subparagraph (1) above, or an agreed date substituted for it.

(ii) The Contractor shall, 60 days in advance of the date specified in subparagraph (1) above, or an agreed date substituted for it, advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

(4) If, after the notification referred to in subdivision (3)(ii) above, additional funds are not allotted by the date specified in subparagraph (1) above, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor's written request, terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.

(d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) above shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

(f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) above. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

(h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.


11.  SUBMISSION OF REQUESTS FOR PROGRESS PAYMENTS (1852.232-82)
     (MAR 1989)

The Contractor shall request progress payments in accordance with the Progress Payments clause by submitting to the Contracting Officer an original and two copies of Standard Form (SF) 1443, Contractor's Request for Progress Payment, and the contractor's invoice (if applicable). The Contracting Officer's office is the designated billing office for progress payments for purposes of the Prompt Payment clause.


12.  CLAUSES INCORPORATED BY REFERENCE (52.252-2) (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

NOTICE:   The following clauses are hereby incorporated by reference.

     A.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

          52.202-1 Definitions (Oct 1995)
          52.203-3 Gratuities (Apr 1984)
          52.203-5 Covenant Against Contingent Fees (Apr 1984)
          52.203-6 Restrictions on Subcontractor Sales to the Government (Jul
                   1995)
          52.203-7 Anti-Kickback Procedures (Jul 1995)
          52.203-8 Cancellation, Rescission and Recovery of Funds for llegal or
                   Improper Activity (Jan 1997)
          52.203-10 Price or Fee Adjustment for Illegal or Improper Activity
                    (Jan 1997)
          52.203-12 Limitation on Payments to Influence Certain Federal
                    Transactions (Jun 1997)
          52.204-4 Printing, Copying Double-Sided on Recycled Paper (June 1996) 52.209-6 Protecting the Government's Interest When Subcontracting with
                   Contractors Debarred, Suspended, or Proposed for Debarment (July 1995)
          52.211-5 Material Requirements (Oct 1997)
          52.211-15 Defense Priority and Allocation Requirements (Sep 1990) 52.215-2 Audit and Records -- Negotiation (Jun 1999)
          52.215-8 Order of Precedence - Uniform Contract Format (Oct 1997) 52.215-14 Integrity of Unit Prices (Oct 1997)
          52.215-17 Waiver of Facilities Capital Cost of Money (Oct 1997) 52.219-8 Utilization of Small Business Concerns (Oct 1999)
          52.222-3 Convict Labor (Aug 1996)
          52.222-26 Equal Opportunity (Feb 1999)
          52.222-35 Affirmative Action for Disabled Veterans and Veterans of the
                    Vietnam Era (Apr 1998)
          52.222-36 Affirmative Action for Workers with Disabilities (Jun 1998) 52.222-37 Employment Reports on Disabled Veterans and Veterans of the
                    Vietnam Era (Jan 1999)
          52.223-2 Clean Air and Water (Apr 1984)
          52.223-6 Drug-Free Workplace (Jan 1997)
          52.223-14 Toxic Chemical release Reporting (Oct 1996)
          52.225-3 Buy American Act - Supplies (Jan 1994)
          52.225-11 Restrictions on Certain Foreign Purchases (Aug 1998) 52.227-1 Authorization and Consent (Jul 1995) -- Alternate I (Apr
                   1984)
          52.227-2 Notice and Assistance Regarding Patent and Copyright
                   Infringement (Aug 1996)
          52.227-11 Patent Rights -- Retention by the Contractor (Short Form)
                    (Jun 1997) -- As Modified by NASA FAR Supplement 18-52.227-11(Jun 1990)
          52.227-16 Additional Data Requirements (Jun 1987)
          52.227-20 Rights in Data -- SBIR Program (Mar 1994)
          52.229-3 Federal, State and Local Taxes (Jan 1991)
          52.229-5 Taxes - Contracts Performed in U.S. Possessions or Puerto
                   Rico (Apr 1984)
          52.232-2 Payments under Fixed-Price Research and Development Contracts
                   (Apr 1984)
          52.232-8 Discounts for Prompt Payment (May 1997)
          52.232-9 Limitation on Withholding of Payments (Apr 1984)
          52.232-11 Extras (Apr 1984)
          52.232-16 Progress Payments (Jul 1991) - Alternate I (Aug 1987) (the
                    Progress Payment Clause of this contract is modified to change each mention of the progress payment rate and the ordinary liquidation rate (excepting paragraph (k), Limitation on Undefined Contract Actions) to 100%.)
          52.232-17 Interest (Jun 1996)

          52.232-23 Assignment of Claims (Jan 1986)
          52.232-25 Prompt Payment (Jun 1997) (Insert 30th day in subparagraph
                    (b)(2))
          52.232-34 Payment by Electronic Funds Transfer - Other than Central
                    Contractor Registration (May 1999)
          52.233-1 Disputes (Oct 1995) -- Alternate I (Dec 1991)
          52.233-3 Protest After Award (Aug 1996)
          52.242-13 Bankruptcy (Jul 1995)
          52.243-1 Changes -- Fixed Price (Aug 1987) -- Alternate V (Apr 1984) 52.244-6 Subcontracts for Commercial Items and Commercial Components
                   (Oct 1998)
          52.245-2 Government Property (Fixed-Price Contracts) (Dec 1989)
                   Alternate I (Apr 1984) Deviation (Jul 1995)
          52.246-7 Inspection of Research and Development -- Fixed Price (Aug
                   1996)
          52.246-16 Responsibility for Supplies (Apr 1984)
          52.246-23 Limitation of Liability (Feb 1997))
          52.246-25 Limitation of Liability -- Services (Feb 1997)
          52.247-34 F.O.B. Destination (Nov 1991)
          52.249-2 Termination for Convenience of the Government
                   (Fixed-Price)(Sep 1996)
          52.249-9 Default (Fixed-Price Research and Development) (Apr 1984) 52.252-6 Authorized Deviations in Clauses (Apr 1984)
          52.253-1 Computer Generated Forms (Jan 1991)

          B.   NASA/FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

          1852.215-84 OMBUDSMAN (Oct 1996) The Ombudsman for the Glenn Research
                      Center is: Julian Earls, (216)433-3014
          1852.219-74 Use of Rural Area Small Businesses (Sep 1990)
          1852.219-76 NASA 8 Percent Goal (Jul 1997)
          1852.227-72 Designation of New Technology Representative and Patent
                      Representative (Jul 1997)
                                    NASA Glenn Research Center
                                    New Technology Representative, Mail Stop 7-3
                                    21000 Brookpark Road Cleveland, OH 44135;
                                    and NASA Glenn Research Center Patent
                                    Representative, Mail Stop Le-Law 21000
                                    Brookpark Rd.
                                    Cleveland, OH  44135
          1852.232-82 Submission of Requests for Progress Payments (Mar 1989) 1852.235-70 Center for AeroSpace Information (July 1999)
          1852.235-71 Key Personnel and Facilities (Mar 1989) (see Section 5 of
                      contract)
          1852.244.70 Geographic Participation in the Aerospace Program (Apr
                      1985)
          1852.245-70 Contractor Requests For Government-Owned Equipment (Jul
                      1997)
          1852.246-71 Government Contract Quality Assurance Functions (Oct 1988)
                      - Location of Final Inspection shall be the Glenn Research
                        Center.


C. REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS OR QUOTERS INCORPORATED BY REFERENCE

The Representations, Certifications, and Other Statements of Offerors or Quoters as completed by the Contractor are hereby incorporated in their entirety by reference, with the same force and effect as if they were given in full text.


13.  REPORTS OF WORK

A.  Interim Technical Progress Report

At the end of every three months of contract performance, the Contractor shall submit an interim progress report of all work accomplished. The report shall be in narrative form, be brief, and informal. This report shall include: (1) A quantitative description of work performed during the period; (2) an indication of any current problems which may impede performance or impact program schedule or cost, and proposed corrective action; (3) a discussion of the work to be performed during the next reporting period; (4) total cumulative costs incurred as of the report date and anticipated costs to be incurred for the following quarter; (5) estimate of cost to complete the contract; and (6) estimated percentage of physical completion of the contract. This report shall be submitted in the number of copies and to the addresses indicated in Paragraph D. below entitled "Reports Distribution," within ten (10) days following the period to be reported.

B.  Final Report

The Contractor shall submit a Final Report within twenty-four (24) months from the effective date of this contract. The report shall be in narrative form documenting and summarizing the results of the entire contract work. The Final Report shall include a single-page project summary as the first page, identifying the purpose of the research, a brief description of the research carried out and the research findings or results. The project summary is to be submitted without restriction for NASA publication. The project summary shall be submitted both with each copy of the final report and as a separate electronic submission directly to the NASA SBIR Program Management Office via the NASA SBIR Home Page. (See Paragraph D of this section for further information.)

The balance of the report should indicate in detail the project objectives, work carried out, results obtained, and assessment of technical feasibility. The potential applications of the project results in Phase III both for NASA purposes and for commercial purposes shall also be included. Rights to the final report data (except for the project summary) shall be in accordance with clause 52.227-20, Rights in Data -- SBIR Program (Mar 1994).

The final report shall also serve as the last interim report.

C.  Report Documentation Page

The Contractor shall include a completed Report Documentation Page (Standard Form 298) as the final page of the each report submitted in Paragraphs A. and B. above.

D.  Reports Distribution

Reports shall be distributed in the quantities indicated below. The reports to NASA shall be addressed as follows:

                  NASA/Glenn Research Center
                  Attn:  (Mail codes shown under "Reports" below)
                  21000 Brookpark Road
                  Cleveland, OH  44135


REPORTS

CODE (INSERT MAIL CODES)                                 Interim       Final

Procurement Contract Administrator/M.S. 500-319             1*        Original
Technology Utilization Office/M.S. 7-3                      0            1
Intellectual Property Counsel/M.S. Le-Law                   0            1

COTR named in Delegation Appointment
       Letter/M.S. 309-1                                    1              2**


NASA Center for Aerospace Information (CASI)                2              2**
Attn:  Document Processing Section
7121 Standard Drive
Hanover, MD 21076-1320

 *Copy of letter of transmittal plus copy of technical report
**One paper copy (reproducible) plus one 3.5 inch diskette. All graphics must be included.

NOTE: Only Unclassified reports shall be submitted to the NASA Center for AeroSpace Information (CASI) Contractors asserting SBIR/STTR rights on reports submitted to CASI or NASA must affix the SBIR Data Rights Notice located at FAR 52.227-20(d).

PROJECT SUMMARY DOCUMENT:
In addition to the report distribution specified above, the Contractor shall also submit the single page project summary (described in Paragraph B of this section)to the NASA SBIR Program Office via the Internet. This document should not contain any proprietary data and should be submitted without any restrictive markings. This data may be utilized by NASA without restriction. Instructions for the electronic submission of the project summary will be posted on the NASA SBIR Home Page at:
                              http://sbir.nasa.gov.

14.  STATEMENT OF WORK

The Contractor's proposal, number 98-1-II 18.02-6533, entitled "Zero Gravity PEM Regenerative Fuel Cell Energy Storage System," is hereby incorporated into this contract by reference as the Statement of Work. The following pages of the said proposal contain proprietary information, and shall therefore not be released outside of the Government: 3, 4, 6, 7, & 9.

15.  NEW TECHNOLOGY REPORTING

The Contractor shall disclose new technology discovered under this contract using the NASA Form 1679. Interim and final new technology reports are also required for all NASA-funded research contracts and subcontracts. For additional information or to obtain disclosure, interim, or final new technology report forms, contact the NASA Glenn Research Center - Technology Utilization Office at
(216) 433-5565 or at the web site:

             http://cto.grc.nasa.gov/contacts/newtech/grc/glenn.htm

The Contractor shall send the name, address, and telephone number of the New Technology Representative responsible for submitting the New Technology Reports to the Technology Utilization Office at the address listed in the Reports of Work clause of this contract. The Contractor must include the contract number with the submission of the New Technology Representative.

NOTE: Final payment will be withheld until all New Technology Reports have been received.

                                      (End)
                                                                               9